UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2024
STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	001-04743	11-1362020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)
37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: 718-392-0200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.00 per share	SMP	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 1, 2024, Standard Motor Products, Inc., a New York corporation (the “Company”), completed its previously-disclosed acquisition (the “Acquisition”) of 100% of AX V Nissens III ApS and its direct and indirect subsidiaries (“Nissens Automotive”). The Acquisition was completed pursuant to a Share Sale and Purchase Agreement (“Purchase Agreement”), dated as of July 5, 2024, by and among the Company, the sellers party thereto, and Axcel V K/S, as the sellers’ representative. At the closing of the Acquisition, the Company paid consideration of approximately $390 million (€360 million), net of cash and assumed debt and subject to certain post-closing adjustments. The Company funded the Acquisition with borrowings under the Company's credit facility with JPMorgan Chase Bank, N.A., as administrative agent.
Item 7.01. Regulation FD Disclosure.
On November 1, 2024, the Company issued a press release announcing the closing of the acquisition of Nissens Automotive, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.

Financial statements, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date that this Current Report on Form 8-K is required to be filed.

(b)    Pro Forma Financial Information.

Pro forma financial information, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date that this Current Report on Form 8-K is required to be filed.

(d)    Exhibits.

99.1	Press release dated November 1, 2024 announcing the closing of Standard Motor Products, Inc.’s acquisition of Nissens Automotive.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

By:	/s/ Nathan R. Iles
Nathan R. Iles
Chief Financial Officer
Date: November 1, 2024

Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 1, 2024 announcing the closing of Standard Motor Products, Inc.’s acquisition of Nissens Automotive.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.
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